UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 17, 2006

ZUMIEZ INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-51300	91-1040022
(Commission File Number)	(IRS Employer Identification No.)

6300 Merrill Creek Parkway, Suite B, Everett, Washington	98203
(Address of Principal Executive Offices)	(Zip Code)

(425) 551-1500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On May 17, 2006, the Company issued a press release (the “Press Release”) reporting its financial results for the first quarter ended April 29, 2006, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this report and the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                   Exhibits

99.1.                         Press Release of Zumiez Inc., dated May 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.
(Registrant)

Date: May 17, 2006	By:	/s/ Richard M. Brooks

Richard M. Brooks
President and Chief Executive Officer